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Exhibit 10.26

Prepared by and please return to: Sutherland, Asbill & Brennan LLP 1275 Pennsylvania Ave., NW Washington, DC 20004 Attn: Lisa A. Rosen, Esq.	Capmark Loan #01-1017791

LOAN ASSUMPTION AGREEMENT

        THIS LOAN ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of October            , 2006 (the "Effective Date") by and between G&L HOQUIAM, LLC, a Delaware limited liability company ("Prior Owner"); G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("Prior Guarantor"); CHERRY HEALTH HOLDINGS, INC., a Nevada corporation ("Borrower"); and WELLS FARGO BANK, N.A. (formerly known as Norwest Bank Minnesota, National Association), as Trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-Cl ("Lender").

RECITALS

        A.    Prior Owner was the maker of that certain Promissory Note (the "Note") dated August 6, 1998 in the original principal amount of Two Million Four Hundred Seventy-Five Thousand and 00/100 Dollars ($2,475,000.00) and payable to the order of GMAC Commercial Mortgage Corporation ("Former Lender"). The loan evidenced by the Note is herein referred to as the "Loan."

        B.    The Note is secured by that certain Deed of Trust and Security Agreement (the "Mortgage") dated August 6, 1998 executed by Prior Owner to Ticor Title Insurance Company (the "Trustee") for the benefit of former Lender and recorded under Auditor's File Number 980807023 in the real estate records of Grays Harbor County, Washington (the "Public Records"). The Mortgage encumbers certain real property described on Exhibit A attached hereto and by this reference incorporated herein (together with all other property, real and personal, encumbered by the Mortgage, the "Property").

        C.    The Loan is also secured by that certain Assignment of Leases and Rents dated August 6, 1998 from Prior Owner to Lender (the "Assignment of Leases and Rents") and that certain Assignment of Licenses, Permits and Contracts dated August 6, 1998 by and between Prior Owner and Prior Lender (the "Assignment of Licenses").

        D.    The Loan is further evidenced and/or secured by that certain Loan Agreement (the "Loan Agreement") dated as of August 6, 1998 executed by Prior Owner in favor of Prior Lender, that certain Operations and Maintenance Agreement dated August 6, 1998 by and between Prior Owner and Prior Lender (the "O&M Agreement") and that certain Letter of Credit and Reserve Agreement dated August 6, 1998 executed by Prior Owner in favor of Prior Lender ("Reserve Agreement").

        E.    In connection with the Loan, Prior Owner also delivered, or caused to be delivered, the following documents to Former Lender:

          (1)   those certain UCC-1 Financing Statements (collectively, the "Prior UCC") naming Prior Owner as Debtor therein, and Former Lender as Secured Party therein, and filed in the Public Records and in the records of the Secretary of State of Delaware [and the Secretary of State of Washington]; and

          (2)   that certain Environmental Indemnity Agreement (the "Prior Environmental Agreement") dated August 6, 1998, executed by Prior Guarantor for the benefit of Lender; and

          (3)   that certain Exceptions to Nonrecourse Guaranty (the "Prior Carve Out Guaranty") dated August 6, 1998 executed by G&L Realty for the benefit of Former Lender.

(The Prior UCC, Prior Environmental Agreement and Prior Carve Out Guaranty are hereinafter referred to collectively as the "Prior Owner's Loan Documents.")

        F.     Upon the Effective Date, Borrower is executing and delivering, or is causing to be delivered, to Lender the following documents:

          (1)   those certain UCC-1 Financing Statements (collectively, the "UCC") naming Borrower as Debtor therein, and naming Lender, as Secured Party therein, to be filed in the Public Records and the records of the Secretary of State of Nevada; and

          (2)   that certain Environmental Indemnity Agreement (the "New Guarantor Environmental Agreement") dated as of the Effective Date, delivered by The Ensign Group, Inc., a Delaware corporation ("New Guarantor") for the benefit of Lender;

          (3)   that certain Environmental Indemnity Agreement (the "Borrower Environmental Agreement") (the New Guarantor Environmental Agreement and the Borrower Environmental Agreement are hereinafter referred to together as the "Environmental Agreement") dated as of the Effective Date, delivered by Borrower for the benefit of Lender;

          (4)   that certain Exceptions to Nonrecourse Guaranty (the "Guaranty") dated as of the Effective Date, execute and delivered by New Guarantor, for the benefit of Lender;

          (5)   that certain Lessee Security Agreement ("Lessee Security Agreement") dated as of the Effective Date, execute and delivered by Hoquiam Healthcare, Inc., a Nevada corporation ("New Lessee"), for the benefit of Lender;

          (6)   that certain Subordination and Attornment Agreement ("Subordination Agreement"), dated as of the Effective Date, execute and delivered by Borrower and New Lessee for the benefit of Lender; and

          (7)   that certain Borrower's Certificate ("Borrower's Certificate") dated as of Effective Date, execute and delivered by Borrower for the benefit of Lender.

(The Note, the Mortgage, the Loan Agreement, the Assignment of Leases and Rents, the O&M Agreement, the Assignment of Licenses, the Reserve Agreement, the UCC, the Environmental Agreement, the Guaranty, the Lessee Security Agreement, the Subordination Agreement, the Borrower's Certificate, together with all other documents evidencing, serving or otherwise pertaining to the Loan (other than the Prior Owner's Loan Documents) are hereinafter referred to collectively as the "Loan Documents", and singularly as a "Loan Document".)

        G.    Lender is the holder of the Note and is the successor in interest to Former Lender in and to the Loan Documents and the Prior Owner's Loan Documents.

        H.    The Property is being conveyed by Prior Owner to Borrower as of the Effective Date, and as part of the consideration for such conveyance, Borrower agrees to assume all the obligations under the Loan Documents and comply with all covenants and obligations contained in the Loan Documents.

        I.     Prior Owner and Borrower have requested that Lender consent to the assumption of the Loan and waive the due on sale restrictions of the Mortgage to permit the conveyance of the Property to Borrower.

        J.     Lender is willing to consent to the transfer of the Property by Prior Owner to Borrower and the assumption of the Loan by Borrower, subject to the terms and conditions set forth herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the sum of Ten and No/I00 Dollars ($10.00) cash in hand paid by the parties hereto each to the other and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Loan Information.    Lender certifies that the principal balance outstanding under the Note as of the Effective Date is $2,104,423.86. Interest on the Loan has been paid to October 1, 2006 and the next monthly payment due on the Loan is November, 1, 2006. The current balance of each escrow account held by Lender with respect to the Loan is: (i) $25,162.73 tax escrow account; and (ii) $7,734.99 insurance escrow account. All escrow deposits held by Lender in connection with the Loan Documents shall, from and after the Effective Date, be for the account of Borrower. To the actual knowledge of Lender as of the Effective Date, no event of default, or event which with the passage of time or the giving of notice, or both, would constitute an event of default, under the Loan Documents has occurred and is continuing. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender.

        2.    Organization and Authority of Borrower.    Borrower represents and warrants to Lender as follows:

          (a)   Borrower is a corporation, duly formed and validly existing under the laws of the State of Nevada and duly qualified to transact business under the laws of the state in which the Property is located. The taxpayer identification number of the Borrower is 65-1283277. On or prior to the date hereof, Borrower has delivered to Lender a fully executed IRS form W-9.

          (b)   No proceeding is pending for the dissolution or annulment of Borrower, and all license and franchise taxes due and payable by Borrower have been paid in full.

          (c)   Borrower has the full power and authority to enter into and perform this Agreement and to assume the Loan. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Borrower (1) has been duly and validly authorized by all necessary action on the part of Borrower, (2) does not conflict with or result in a violation of Borrower's organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Borrower is a party, (3) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Borrower is bound or to which Borrower is a party; and (4) constitute the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

        3.    Consent of Lender.    Lender hereby consents to the sale of the Property by Prior Owner to Borrower and agrees that such sale shall not constitute a default under the Loan Documents. Notwithstanding the foregoing, this consent to the transfer of the Property shall not be deemed to be a waiver of the right of the Lender under the Mortgage or the Loan Documents to prohibit any future transfers of the Property or any interest therein, or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Mortgage. From and after the Effective Date, references in the Loan Documents to "Maker," "Mortgagor," "Debtor," "Borrower," or other similar references that prior to the Effective Date referred to Prior Owner shall refer to Borrower, references in the Loan Documents to "Guarantor," "Key Principal" or other similar references that prior to the Effective Date referred to Prior Guarantor shall refer to New Guarantor, and references in the Loan Documents to "Lessee," "Tenant" or similar references that prior to the Effective Date referred to New Lessee.

        4.    Assumption and Ratification.    Borrower hereby assumes and agrees to comply with all covenants and obligations contained in the Loan Documents, including, without limitation, the obligation to pay the unpaid balance due and owing on the Loan and all interest thereon, and henceforth shall be bound by all the terms thereof. Without limiting the foregoing, Borrower hereby assumes and agrees to pay in full as and when due all payments, the obligations and other indebtedness evidenced by the Note. As assumed hereby, the Loan Documents shall remain in full force and effect. Borrower hereby authorizes the Lender to file any and all UCC financing statements as Lender may deem necessary including, without limitation, financing statements containing the description "all assets of Borrower" or "all personal property of Borrower" or similar language. The Borrower hereby adopts, ratifies and confirms as of the Effective Date all of the representations, warranties and covenants of Prior Owner contained in the Loan Documents.

        5.    Representations and Warranties.

        (a)   Prior Owner hereby represents and warrants to Lender as follows:

          (1)   As of the Effective Date, there is no Event of Default (as defined in the Mortgage) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents;

          (2)   There are no subordinate liens of any kind covering or relating to the Property, nor are there any mechanics' liens or liens for delinquent taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received;

          (3)   Lender has a valid first lien on the Property for the full unpaid principal amount of the Note and all other amounts stated in the Loan Documents;

          (4)   The Loan Documents are in full force and effect; and

          (5)   Prior Owner has thoroughly read and reviewed the terms and provisions of this Agreement and the Loan Documents and is familiar with same, and Prior Owner has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Prior Owner.

          (6)   Stefan Health Care, Inc. has been dissolved and is no longer in existence.

        (b)   Borrower hereby represents and warrants to Lender as follows:

          (1)   As of the Effective Date, there is no Event of Default (as defined in the Mortgage) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents;

          (2)   Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and the Loan Documents and is familiar with same, and Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Borrower; and

          (3)   All information and materials, including financial information, regarding Borrower and its affiliates were true and correct in all material respects as of the date provided to Lender and remain materially true and correct as of the date of this Agreement.

Prior Owner and Borrower acknowledge that Lender is relying upon the foregoing representations and warranties as a material inducement to Lender's execution of this Agreement.

        6.    Release of Claims.    Prior Owner, Prior Guarantor and Borrower (collectively and individually, "Borrower Parties"), hereby jointly and severally, unconditionally and irrevocably, finally and completely RELEASE AND FOREVER DISCHARGE Former Lender and Lender, and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating the Loan, the Prior Owner's Loan Documents or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release. Borrower Parties represent and warrant to Lender that Borrower Parties have not previously assigned or transferred to any person or entity any matter released hereunder and Borrower Parties agree to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer.

        7.    Default.    Any default by Borrower in the performance of its obligations herein contained, any default by New Guarantor in the performance of its obligations in the Guaranty or the New Guarantor Environmental Agreement, or any material inaccuracy in the representations and warranties made by Borrower herein, shall constitute a default under the Loan Documents and shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents.

        8.    Lift of Bankruptcy Stay.    Notwithstanding any provision in the Loan Documents to the contrary, in the event Borrower shall make application for or seek relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the "Code"), or in the event that any involuntary petition is filed against Borrower under any section of the Code, Borrower will not oppose Lender's application for immediate relief from any automatic stay imposed by Sec. 362 of the Code, or otherwise, or on or against the exercise of the rights and remedies otherwise available to Lender pursuant to the Loan Documents and as otherwise provided by law.

        9.    Fees.    Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys' fees, title company fees, title insurance premiums, recording costs, and other closing costs incurred by Lender in connection with this Agreement, will be paid by Borrower or Prior Owner as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof.

        10.    No Offsets or Defenses.    Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Note, the Mortgage or any other Loan Document. Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the Effective Date, Borrower does hereby irrevocably and expressly waive the right to assert such matter. Borrower understands and agrees that the foregoing release is in consideration for the agreements of Lender contained herein, and Borrower will receive no further consideration for such release.

        11.    Confirmation.    Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed and republished hereby; and except as otherwise specifically set forth herein, the undersigned Borrower hereby assumes, affirms, reaffirms and republishes all of the warranties, covenants and agreements as set forth in the Loan Documents.

        12.    Usury Savings Clause.    Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Lender hereby agree that all agreements between them with respect to the Loan, including by not limited to the Loan Documents, whether now existing or hereafter arising are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (the "Maximum Rate"). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement or the Loan Documents at the time performance of such provisions shall be due would involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents or Borrower's Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan and does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate. The terms and provisions of this Section 12 shall control every other provision of this Agreement and all other agreements between Borrower and Lender.

        13.    Modifications, Waiver.    No waiver, modification, amendment, discharge, or change of any of the Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

        14.    No Novation.    THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER'S LIENS IN ANY OF THE COLLATERAL SECURING THE EXISTING NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE.

        15.    Recitals True.    Borrower, Prior Owner, Prior Guarantor and Lender each hereby approve the recitations set forth in the preamble of this Agreement and agree that said recitations are true and correct in all respects.

        16.    Notices.    Lender and Borrower agree that all notice provisions contained in the Loan Documents, including but not limited to the Mortgage and the Loan Agreement, are hereby modified to amend the notice address for Borrower and Lender, and that from and after the Effective Date the notice address for Lender and Borrower are as follows:

    If to Lender:

    c/o Capmark Finance Inc.
    200 Witmer Road

    Horsham, PA 19044
    Attention: Servicing Department for Loan No. 01-1017791

    If to Borrower:

    c/o Ensign Facility Services, Inc.
    27101 Puerta Real, Suite 450
    Mission Viejo, CA 92691
    Attention: General Counsel

Each party to this Agreement may designate a further change of address by notice given as required in the Mortgage.

        17.    Modifications to Loan Agreement.

        (a)   The definition of "Lease Agreement" set forth in Section 1.1 is deleted in its entirety and the following inserted therein: "Lease Agreement' means that certain Lease Agreement dated as of October    , 2006 between Borrower and Lessee and any lease agreement entered into between Borrower and an Affiliate of Borrower after the Closing Date, as approved by Lender in writing."

        (b)   The definition of "Lessee" set forth in Section 1.1 is deleted in its entirety and the following inserted therein: "Lessee"' means Hoquiam Healthcare, Inc., a Nevada corporation, and any successor lessee of the Facility approved by Lender in writing."

        (c)   The definition of "Management Agreement" set forth in Section 1.1 is deleted in its entirety and all references thereto in the Loan Agreement are deleted therefrom.

        (d)   The definition of "Manager" set forth in Section 1.1 is deleted in its entirety and all references thereto in the Loan Agreement are deleted therefrom.

        (e)   Section 3.17 is modified to provide as follows: "The Facility operates under the trade name of Pacific Care Center as of the Effective Date."

        (f)    Section 3.25 is deleted in its entirety and the following inserted therein: "Intentionally Omitted."

        (g)   The reference in Section 4.2 to "a Delaware limited liability company" is deleted and replaced with "a Nevada corporation."

        (h)   The references to the "Manager" and "management agreement" set forth in Section 4.17 are deleted in their entirety except for the references in the last sentence of such section.

        (h)   The location of Borrower's principal place of business and chief executive office set forth on Exhibit B is deleted in its entirety and the following inserted therein:

    c/o Ensign Facility Services, Inc.
    27101 Puerta Real, Suite 450
    Mission Viejo, CA 92691
    Attention: General Counsel

        (i)    The ownership interests set forth in Exhibit C are deleted in their entirety and the following inserted therein:

    The Ensign Group, Inc., a Delaware corporation—100%

        (j)    The definition of "Guarantor" in Section 1.1 is replaced with "The Ensign Group, a Delaware corporation," and all references to the "Guaranty Agreement" shall mean that certain Exceptions to Nonrecourse Guaranty made as of the Effective Date by The Ensign Group, Inc., a Delaware corporation.

        (k)   All references to the Facility having 118 licensed beds, as contained in the definition of "Facility" set forth in Section 1.1, Section 3.7 and elsewhere throughout the Loan Agreement, shall be changed to read "109 licensed beds."

        (l)    The "Subordination Agreement" as defined in Section 1.1 shall mean that certain Subordination and Attornment Agreement made as of the Effective Date by Hoquiam Healthcare, Inc., a Nevada corporation, in favor of Lender.

        (m)  Borrower confirms that to its knowledge the representations and warranties made in the Article III (except as such representations and warranties as relate solely to conditions or facts as of the date of the closing of the Loan, relate to the Prior Owner or Prior Guarantor or relate to information delivered by such Prior Owner or Prior Guarantor in connection with the closing of the Loan) are true and correct in all material respects as of the date hereof.

        (o)   Section 5.2 is amended to insert a new subsection at the end thereof, which shall read, "f. As set forth in the find paragraph of the Lessee Security Agreement respecting the superior rights of the A/R Lender (as defined in said Lessee Security Agreement)."

        (p)   Notwithstanding anything in the Loan Agreement to the contrary, Lender and approved Borrower's existing insurance programs as of the Effective Date, with it being acknowledged that with respect to Section 4.5(b) of the Loan Agreement, Lender is forbearing from the requirement that Borrower provide general liability umbrella coverage in accordance with the terms thereof as of the Effective Date, with it being acknowledged that Lender retains the right to demand at any time and from time to time upon the delivery of written notice to Borrower that such general liability umbrella coverage be procured in strict accordance with Section 4.5(b) of the Loan Agreement is Lender determines in its sole and absolute discretion that Borrower's general liability coverage is or may be inadequate.

        (q)   Section 4.15 of the Loan Agreement is modified to add at the end of the existing section the following language, "notwithstanding the foregoing, Lender acknowledges that as of the Effective Date, the Facility is not in compliance with this covenant and that violation thereof shall not be the basis alone for declaration of an Event of Default, but that Borrower shall use best efforts to seek to achieve compliance with this covenant so as to optimize the revenues of the Facility."

        (r)   Section 4.17 is modified to provide at the end thereof the following language: "as of the Effective Date, the Lease Agreement has been executed and delivered by Lessee and approved by Lender; (ii) the Lessee Security Agreement and corresponding UCC-1 financing statements have been executed and delivered in favor of Lender, and (iii) there exists no Manager or Management Agreement, such that all references in this Loan Agreement to such defined terms shall be deemed of no force and effect.

        (s)   Section 4.21 is deleted and the words "Intentionally Omitted" are substituted therefore.

        18.    Modifications to Assignment of Leases and Rents.    Section II a. of the Assignment of Leases and Rents is modified to specifically include the assignment of all of Assignor's right, title and interest in that certain Lease Agreement by and between Cherry Health Holdings, Inc., a Nevada corporation and Hoquiam Healthcare, Inc., a Nevada corporation, dated October    , 2006.

        19.    Severability.    If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

        20.    Counterpart.    This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

        21.    Governing Law.    The terms and conditions of this Agreement shall be governed by the applicable laws of the state in which the Property is located.

        22.    Interpretation.    Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

        23.    Amendment.    The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower and Lender.

        24.    Entire Agreement.    This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

        25.    Successors and Assigns.    The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

        26.    TRIAL BY JURY WAIVER.    BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THIS AGREEMENT OR THE LOAN DOCUMENTS.

        27.    Release.    Lender hereby releases and discharges Prior Owner and Prior Guarantor from any and all liability, obligation or duty under the Loan Documents and the Prior Owner Loan Documents arising from and after the Effective Date, including, but not limited to, repayment of the Loan; provided, however, that Prior Owner and Prior Guarantor are not released or discharged from (i) any liability, obligation or duty under the Loan Documents or the Prior Owner Loan Documents arising prior to or simultaneously with the assumption of the Loan by Borrower contained herein or related to Prior Owner's and Prior Guarantor's acts or omissions occurring prior to or simultaneously with the assumption of the Loan; (ii) any obligations arising under the purchase contract relating to the assumption of the Loan; or (iii) any liability related to or arising from fraudulent or tortuous conduct, including intentional misrepresentation of financial data presented to Lender. In all cases, the Prior Owner and Prior Guarantor, rather than Lender, shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Loan Documents.

        28.    Compliance with Anti-Terrorism Orders.

        Borrower will not permit the transfer of any interest in Borrower to any person or entity who is listed on the Lists or whose beneficial owners are listed on the specially Designated Nationals and Blocked Persons List (the "List") maintained by the Office of Foreign Asset Control, Department of the Treasury ("OFAC") pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the "Order") and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the "Lists").

        (a)   Borrower will not knowingly enter into a Lease with any party who is either (i) listed on the Lists or (ii) engaged in illegal activities.

        (b)   Borrower shall immediately notify Lender if it becomes known to Borrower that any member or beneficial owner of Borrower is listed on the Lists or (i) is indicted of, or (ii) arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

        (c)   Borrower shall immediately notify Lender if it becomes known to Borrower that any tenant at the Property is listed on the Lists or (i) is convicted on, (ii) pleads nolo contendere to, (iii) is indicted on, or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

[SIGNATURES BEGIN ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereby have all executed this Agreement under seal as of the day and year first hereinabove written.

ATTEST/WITNESS:	BORROWER:
CHERRY HEALTH HOLDINGS, INC., a Nevada corporation
	By:	/s/ GREGORY K. STAPLEY [SEAL]

Name:	Name:	Gregory K. Stapley
	Title:	President
State UBI No. 602-626-866 Tax Identification No.: 65-1283277

STATE OF CALIFORNIA

COUNTY OF ORANGE        Title of Document: Acknowledgment Certificate

        On October 9, 2006, before me, YOLANDA VILLEGAS STAFF, a Notary Public in and for the above county, personally appeared GREGORY K. STAPLEY personally known to me, whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and seal.

My Commission Expires: May 27, 2009	/s/ YOLANDA VILLEGAS STAFF NOTARY SIGNATURE
NOTARY SEAL

ATTEST/WITNESS:	PRIOR OWNER:
G&L HOQUIAM, LLC, a Delaware limited liability company
By: G&L Realty Partnership, L.P., a Delaware limited partnership, its managing member
By: G&L Realty Corp., a Maryland corporation, its General Partner
	By:	[SEAL]

Name:	Name:

Title:

PRIOR GUARANTOR:
G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership, its managing member
By: G&L Realty Corp., a Maryland corporation, its General Partner
	By:	[SEAL]

Name:	Name:

Title:

STATE OF	)
	)	SS
COUNTY OF	)

        On this      day of                         , 2006, before me personally appeared                         , to me known to be the                          of                          that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to executed said instrument.

        SUBSCRIBED AND SWORN TO before me this      day of             , 2006.

Notary Public in and for the State of , residing at My commission expires:
STATE OF	)
	)	SS
COUNTY OF	)

        On this      day of                         , 2006, before me personally appeared                         , to me known to be the                          of                          that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to executed said instrument.

        SUBSCRIBED AND SWORN TO before me this      day of             , 2006.

Notary Public in and for the State of , residing at My commission expires:

WITNESS:

LENDER:
WELLS FARGO BANK, N.A. (formerly known as Norwest Bank Minnesota, National Association), as Trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C1
By: Capmark Finance Inc., a California corporation, its authorized agent
By:

Name:	Name:	Jillian M. Brittin
	Title:	Vice President
[CORPORATE SEAL]

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS
COUNTY OF MONTGOMERY	)

        On this      day of                         , 2006, before me personally appeared Jillian M. Brittin, to me known to be a Vice President of Capmark Finance, Inc., the authorized agent of Wells Fargo Bank, N.A. (formerly known as Norwest Bank Minnesota, National Association), as Trustee for GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C1, that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that she was authorized to executed said instrument.

        SUBSCRIBED AND SWORN TO before me this      day of                         , 2006.

Notary Public in and for the State of , residing at
My commission expires:

EXHIBIT A

        LEGAL DESCRIPTION

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LOAN ASSUMPTION AGREEMENT